SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                January 10, 2005
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                              INNOVA HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                       000-33231              95-4868120
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 (State or other jurisdiction      (Commission File number)    (IRS Employer
of incorporation or organization)                            Identification No.)


       17105 San Carlos Boulevard, Suite A6151, Fort Myers, Florida 33931
               (Address of principal executive offices) (Zip Code)

                                 (239) 466-0488
              (Registrant's Telephone Number, Including Area Code)


                     ---------------------------------------
                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         SECTION 2-FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

(a) Creation of a Direct Financial Obligation.

On July 22, 2002, Innova Holdings, Inc. (the "Company") entered into a revolving line of credit for $225,000 with Fifth Third Bank, Florida ("Bank"). The annual interest rate on unpaid principal is the prime rate plus 2%, due in monthly installments. The line of credit is secured by the assets of the Company, including patents, general intangibles, and other assets. Principal and interest were due on July 22, 2003, and the Company is in default of payment.

As of September 30, 2004, the balance due on the line of credit with Bank was $190,467.

On November 2, 2004, the Company paid and Bank accepted a payment of $165,000 that was applied to reduce the balance due on the line of credit. The balance due on the line of credit as of November 22, 2004 was $19,202. The line of credit continues to be secured by the assets of the Company.

The $165,000 used to pay down the line of credit was loaned to the Company by a principal shareholder of the Company. This loan has an unspecified due date and the interest rate on unpaid principal is the prime rate plus 2%.

When the Bank line of credit is fully paid and the line of credit is terminated, the loan from the principal shareholder will become secured by the assets of the Company.

                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Exhibits.

10.1 Renewal Promissory Note payable to Fifth Third Bank, Florida for $225,000 effective July 22, 2003

10.2 Security Agreement in favor of Fifth Third Bank, Florida effective July 22, 2003

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

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          INNOVA HOLDINGS, INC.


Date: January 10, 2005                     By: /s/ Walter K. Weisel
                                           -------------------------------------
                                           Walter K. Weisel
                                           President and Chief Executive Officer


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